                                                                   Exhibit 10.94

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

                           EFFECTIVE DECEMBER 31, 2004

                                                                               .
                                                                               .
                                                                               .

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE 1   DEFINITIONS..................................................     1

ARTICLE 2   SELECTION, ENROLLMENT, ELIGIBILITY...........................     6
   2.1     Selection by Committee........................................     6
   2.2     Enrollment Requirements.......................................     6
   2.3     Eligibility; Commencement of Participation....................     7
   2.4     Termination of Participation..................................     7

ARTICLE 3   LONG-TERM INCENTIVE CONTRIBUTION AMOUNTS/COMPANY
               CONTRIBUTION AMOUNTS/VESTING/CONTINGENT
               AMOUNTS/CREDITING/TAXES...................................     7
   3.1     Annual Deferred Amounts.......................................     7
   3.2     Long-Term Incentive Contribution Amounts......................     8
   3.3     Annual Company Contribution Amount............................     8
   3.4     Vesting.......................................................     8
   3.5     Effect of a Participant's Covered Termination,
              Retirement, Death while Employed by an Employer
              or Disability..............................................     8
   3.6     Crediting/Debiting of Account Balances........................     9
   3.7     FICA and Other Taxes..........................................    12

ARTICLE 4   UNFORESEEABLE FINANCIAL EMERGENCIES; WITHDRAWAL ELECTION.....    12
   4.1     Withdrawal for Unforeseeable Financial Emergencies............    12
   4.2     Withdrawal Election...........................................    13

ARTICLE 5   COVERED TERMINATION BENEFIT..................................    13
   5.1     Covered Termination Benefit...................................    13
   5.2     Payment of Change in Control Benefit..........................    13

ARTICLE 6   RETIREMENT BENEFIT...........................................    14
   6.1     Retirement Benefit............................................    14
   6.2     Payment of Retirement Benefit.................................    14

ARTICLE 7   TERMINATION BENEFIT..........................................    14
   7.1     Termination Benefit...........................................    14
   7.2     Payment of Termination Benefit................................    14

ARTICLE 8   CONTINUED ELIGIBILITY; DISABILITY BENEFIT....................    15
   8.1     Continued Eligibility.........................................    15

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page
                                                                            ----
   8.2     Deemed Termination of Employment..............................    15
   8.3     Deemed Retirement.............................................    15

ARTICLE 9    SURVIVOR BENEFIT............................................    16
   9.1     Survivor Benefit..............................................    16
   9.2     Payment of Survivor Benefit...................................    16

ARTICLE 10   BENEFICIARY DESIGNATION.....................................    16
   10.1    Beneficiary...................................................    16
   10.2    Beneficiary Designation; Change of Beneficiary Designation....    16
   10.3    Acknowledgment................................................    17
   10.4    No Beneficiary Designation....................................    17
   10.5    Doubt as to Beneficiary.......................................    17
   10.6    Discharge of Obligations......................................    17

ARTICLE 11   LEAVE OF ABSENCE............................................    17
   11.1    Leave of Absence..............................................    17

ARTICLE 12   TERMINATION, AMENDMENT OR MODIFICATION......................    18
   12.1    Termination...................................................    18
   12.2    Amendment.....................................................    19
   12.3    Participation Agreement.......................................    19
   12.4    Effect of Payment.............................................    19

ARTICLE 13   ADMINISTRATION..............................................    19
   13.1    Committee Duties..............................................    19
   13.2    Administration Upon Change In Control.........................    20
   13.3    Agents........................................................    21
   13.4    Binding Effect of Decisions...................................    21
   13.5    Indemnity of Committee........................................    21
   13.6    Employer Information..........................................    21

ARTICLE 14   OTHER BENEFITS AND AGREEMENTS...............................    21
   14.1    Coordination with Other Benefits..............................    21

ARTICLE 15   CLAIMS PROCEDURES...........................................    22
   15.1    Presentation of Claim.........................................    22

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page
                                                                            ----
   15.2    Notification of Decision......................................    22
   15.3    Review of a Denied Claim......................................    23
   15.4    Decision on Review............................................    23
   15.5    Legal Action..................................................    24

ARTICLE 16   TRUST.......................................................    24
   16.1    Establishment of the Trust....................................    24
   16.2    Interrelationship of the Plan and the Trust...................    24
   16.3    Distributions From the Trust..................................    24

ARTICLE 17   MISCELLANEOUS...............................................    24
   17.1    Status of Plan................................................    24
   17.2    Unsecured General Creditor....................................    24
   17.3    Employer's Liability..........................................    25
   17.4    Nonassignability..............................................    25
   17.5    Not a Contract of Employment..................................    25
   17.6    Furnishing Information........................................    25
   17.7    Terms.........................................................    25
   17.8    Captions......................................................    26
   17.9    Governing Law.................................................    26
   17.10   Notice........................................................    26
   17.11   Successors....................................................    26
   17.12   Spouse's Interest.............................................    26
   17.13   Validity......................................................    26
   17.14   Incompetent...................................................    26
   17.15   Court Order...................................................    27
   17.16   Distribution in the Event of Taxation.........................    27
   17.17   Insurance.....................................................    27
   17.18   Legal Fees To Enforce Rights After Change in Control..........    28

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

                        COUNTRYWIDE FINANCIAL CORPORATION
              AMENDED AND RESTATED ERISA NONQUALIFIED PENSION PLAN
                           Effective December 31, 2004

                                     PURPOSE

     The purpose of this Plan is to provide retirement and post-termination benefits to a select group of management or highly compensated Employees who contribute materially to the continued growth, development and future business success of Countrywide Financial Corporation, a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                    ARTICLE 1
                                   DEFINITIONS

     For the purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1. "Account Balance" shall mean, with respect to a Participant, a credit on the records of the Employer equal to the sum of the Deferral Account balance, Long-Term Incentive Account balance and the Company Contribution Account balance. The Account Balance, and each other specified account balance, shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.2. "Annual Company Contribution Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.3.

1.3. "Annual Deferral Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.1.

1.4. "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 10, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.5. "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.6. "Board" shall mean the board of directors of the Company.

1.7. "Change in Control" shall mean a "change in control" as defined under the Countrywide Financial Corporation Change in Control Severance Plan as that definition may be amended at any time and from time to time in accordance with that plan.

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

1.8. "Claimant" shall have the meaning set forth in Section 15.1.

1.9. "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.10. "Committee" shall mean the committee described in Article 13.

1.11. "Covered Termination" shall mean any termination of a Participant's employment in connection with a Change in Control that entitles the Participant to receive severance benefits under the Countrywide Financial Corporation Change in Control Severance Plan.

1.12. "Covered Termination Benefit" shall have the meaning set forth in Article
     5.

1.13. "Company" shall mean Countrywide Financial Corporation, a Delaware corporation, and any successor to all or substantially all of the Company's assets or business.

1.14. "Company Contribution Account" shall mean (i) the sum of the Participant's Annual Company Contribution Amounts, plus (ii) amounts credited or debited to the Participant's Company Contribution Account in accordance with this Plan, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Contribution Account.

1.15. "Deferral Account" shall mean (i) the sum of the Participant's Annual Deferral Amounts, plus (ii) amounts credited or debited to the Participant's Deferral Account in accordance with this Plan, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Deferral Account.

1.16. "Deferral Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make a deferral election under the Plan.

1.17. "Disability" or "Disabled" shall mean a determination that a Participant
     (a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (b) is, by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three
     (3) months under an accident or health plan covering employees of the Participant's Employer.

1.18. "Disability Benefit" shall mean the benefit set forth in Article 8.

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

1.19. "Distribution Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make a distribution election under the Plan.

1.20. "Employee" shall mean a person whom any Employer treats as an employee for purposes of federal income tax withholding, regardless of whether or not the person would be treated as an employee under applicable common law.

1.21. "Employer(s)" shall mean the Company, Countrywide Home Loans, Inc., Countrywide Capital Markets, Inc., Countrywide Securities Corporation and any other subsidiary of the Company that elects to participate in the Plan.

1.22. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.23. "First Plan Year" shall mean the period beginning January 1, 2003 and ending December 31, 2003.

1.24. "Investment Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an investment election under the Plan.

1.25. "Long-Term Incentive Account" shall mean (i) the sum of all of a Participant's Long-Term Incentive Contribution Amounts, plus (ii) amounts credited or debited to the Participant's Long-Term Incentive Account in accordance with this Plan, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Long-Term Incentive Account.

1.26. "Long-Term Incentive Contribution Amounts" shall mean the amounts determined and contributed in accordance with Section 3.2.

1.27. "Key Employee" shall mean a "key employee" (within the meaning of Code
     Section 416(i) without regard to paragraph (5) thereof) of a corporation any stock in which is publicly traded on an established securities market or otherwise.

1.28. "Participant" shall mean any Employee who commences participation in the Plan pursuant to Article 2, and whose Participation Agreement has not terminated. A spouse, former spouse or domestic partner of a Participant shall not be treated as a Participant in the Plan or have an Account Balance under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

1.29. "Participation Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Participation Agreement executed by a Participant and the Participant's Employer shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Participation Agreement, the Participation Agreement bearing the latest date of acceptance by the Employer shall supersede all previous Participation Agreements in their entirety and shall govern such entitlement. The terms of any Participation Agreement may be different for any Participant, and any Participation Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan.

1.30. "Plan" shall mean the Countrywide Financial Corporation ERISA Nonqualified Pension Plan, which shall be evidenced by this instrument and by each Participation Agreement, as they may be amended from time to time.

1.31. "Plan Year" shall mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year.

1.32. "Qualified Compensation" shall mean any compensation which may be payable to a Participant that may be designated on a Deferral Election Form.

1.33. "Retirement", "Retire(s)" or "Retired" shall mean, with respect to an Employee, severance from employment from all Employers for any reason other than a leave of absence, death or Disability on or after the date on which
     (i) a Participant attains age 45 (ii) such Participant's age plus Years of Service equals at least 65, and (iii) the Participant has completed at least five (5) Years of Plan Participation.

1.34. "Retirement Compensation" shall mean any compensation (i) the Participant becomes eligible to receive in exchange for satisfying performance criteria set forth in the Participant's Participation Agreement and (ii) remains contingent upon the Participant's performance of future services. As soon as reasonably practicable after the beginning of each Plan Year, the Committee shall in its sole discretion establish the criteria that will be used to determine the Participant's Retirement Compensation for that Plan Year and shall notify the Participant in writing of the criteria via an addendum to the Participant's Participation Agreement.

1.35. "Retirement Benefit" shall mean the benefit set forth in Article 6.

1.36. "Scheduled Distribution" shall mean a distribution of all or a portion of a Participant's Account Balance in accordance with Section 4.2.

1.37. "Semi-Monthly Installment Method" shall be a semi-monthly installment payment over the number of months selected by the Participant in accordance with this Plan, calculated

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

     as follows: (i) for the first semi-monthly installment, the vested and nonforfeitable portion of the Account Balance of the Participant shall be calculated as of the close of business on or around the date on which the Participant Retires, is deemed to have Retired in accordance with Section
     8.3 or experiences a Covered Termination, as determined by the Committee in its sole discretion, and (ii) for remaining semi-monthly installments, the vested and nonforfeitable portion of the Account Balance of the Participant shall be calculated on or around the last business day of the preceding semi-monthly payment. Each semi-monthly installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one and the denominator of which is the remaining number of semi-monthly payments due the Participant. By way of example, if the Participant elects to receive his or her Account Balance pursuant to a Semi-Monthly Installment Method of 120 months, the first payment shall be 1/240 of the vested and nonforfeitable portion of the Account Balance, calculated as described in this definition. The following semi-monthly payment shall be 1/239 of the vested and nonforfeitable portion of the Account Balance, calculated as described in this definition.

1.38. "Service Period" shall mean (i) with respect to Annual Deferral Amounts, the calendar year during which such Deferral Amounts shall be deemed measured and earned, as described more fully in Section 3.1, (ii) with respect to Long-Term Incentive Contribution Amounts, the applicable period of Participant's service during which such amounts were measured and credited, as provided in the Countrywide Securities Corporation long-term incentive plan or any other long-term incentive arrangement, designated by the Committee, in effect for the applicable period, and (iii) with respect to Annual Company Contribution Amounts, the calendar year during which such Annual Company Contribution Amounts shall be deemed measured and earned, as described more fully in Section 3.3.

1.39. "Survivor Benefit" shall mean the benefit set forth in Article 9.

1.40. "Termination Benefit" shall mean the benefit set forth in Article 7.

1.41. "Termination of Employment" shall mean severing the status of an Employee with all Employers, voluntarily or involuntarily, for any reason other than a Covered Termination, Retirement, Disability, death or an authorized leave of absence.

1.42. "Threshold" shall mean the Retirement Compensation threshold set forth in the Participant's Participation Agreement. As soon a reasonably practicable after the beginning of each Plan Year, the Employer shall, in its sole discretion, establish the Participant's Threshold for that Plan Year and shall notify the Participant in writing of the Threshold via an addendum to the Participant's Participation Agreement.

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

1.43. "Trust" shall mean one or more trusts established by the Company in accordance with Article 16.

1.44. "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

1.45. "Years of Plan Participation" shall mean the total number of full Plan Years a Participant has been a Participant in the Plan prior to his or her severance from employment from all Employers for any reason other than a leave of absence, death or Disability (determined without regard to whether deferral elections have been made by the Participant for any Plan Year). Any partial year shall not be counted. Notwithstanding the previous sentence, a Participant's first Plan Year of participation shall be treated as a full Plan Year for purposes of this definition, even if it is only a partial Plan Year of participation or relates to the First Plan Year.

1.46. "Years of Service" shall mean the total number of full years in which a Participant has been employed by one or more Employers. For purposes of this definition, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment, commences on the Employee's date of hiring and that, for any subsequent year, commences on an anniversary of that hiring date. The Committee shall make a determination as to whether any partial year of employment shall be counted as a Year of Service. If a Participant terminates employment and is subsequently reemployed by any Employer, the Participant's service before reemployment shall be disregarded unless the Committee determines otherwise in a Participation Agreement or other written document.

                                    ARTICLE 2
                       SELECTION, ENROLLMENT, ELIGIBILITY

2.1 SELECTION BY COMMITTEE. Participation in the Plan shall be limited to a select group of management and highly compensated Employees of the Employer, as determined by the Committee in its sole discretion. From that group, the Committee shall select, in its sole discretion, Employees to participate in the Plan.

2.2 ENROLLMENT REQUIREMENTS. As a condition to participation, each selected Employee shall complete, execute and return to the Committee a Participation Agreement, a Deferral Election Form, a Distribution Election Form, an Investment Election Form, and

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

     a Beneficiary Designation Form, all within thirty (30) days after he or she is selected to participate in the Plan. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3 ELIGIBILITY; COMMENCEMENT OF PARTICIPATION. Provided an Employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee in a form accepted by the Committee within the specified time period, that Employee shall commence participation in the Plan on the first day of the month following the month in which the Employee has satisfied all enrollment requirements.

2.4 TERMINATION OF PARTICIPATION. If the Committee determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to cease contributing Annual Deferral Amounts to the Participant's Deferral Account and Annual Company Contribution Amounts to the Participant's Company Contribution Account.

                                    ARTICLE 3
           DEFERRAL AMOUNTS/LONG-TERM INCENTIVE CONTRIBUTION AMOUNTS/
                 COMPANY CONTRIBUTION AMOUNTS/VESTING/CONTINGENT
                             AMOUNTS/CREDITING/TAXES

3.1  ANNUAL DEFERRAL AMOUNTS

               (a) To the extent authorized by the Committee on an Election Form for a Plan Year, a Participant may irrevocably elect to defer into his or her Deferral Account Qualified Compensation that would otherwise be payable to the Participant for services rendered during the Plan Year, subject to such conditions or limitations set forth in the Deferral Election Form.

               (b) A Participant shall make an election pursuant to this Section
3.1 by completing and delivering his or her Deferral Election Form to the Committee no later than the December 31st (or such earlier date as the Committee in its discretion may establish for administrative ease) preceding the Plan Year during which the Participant is expected to perform the services to which the Qualified Compensation relates.

               (c) Notwithstanding the preceding paragraph, (i) an Employee who first becomes eligible to participate in the Plan may complete and deliver to the Committee his or her Deferral Election Form within thirty (30) days after he or she is selected to participate in the Plan, in which event the Deferral Election Form shall apply only to Qualified Compensation that would otherwise be payable for services performed after such deferral election is made, (ii) a Participant may make a deferral election with respect to Qualified Compensation that qualifies as

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

performance-based compensation under Code Section 409A no later than 6-months before the end of the performance period to which such Qualified Compensation relates, and (iii) a Participant may make a deferral election with respect to a discretionary bonus that would otherwise be paid to the Participant in 2005 for services rendered in 2004, without regard to clauses (i) and (ii) of this paragraph, provided the Participant makes such election no later than March 15, 2005 and such discretionary bonus has not been paid or become payable on or before the date of the Participant's election.

3.2 LONG-TERM INCENTIVE CONTRIBUTION AMOUNTS. In connection with a Participant's commencement of participation in the Plan during the First Plan Year, the Employer shall credit to the Participant's Long-Term Incentive Account an amount equal to 110-percent of any compensation that
     (i) would have become payable to a Participant under the Countrywide Securities Corporation Long-Term Incentive Plan or any other long-term incentive arrangement, as determined by the Committee, had such arrangements been continued by the Employer, (ii) is attributable to Service Periods beginning after February 28, 2001, excluding amounts that are payable in 2004, and (iii) remains contingent upon the Participant's performance of future services. Long-Term Incentive Contribution Amounts shall be credited to a Participant's Long-Term Incentive Account within 30 days after the later of September 1, 2003 or the date the Participant enrolls in the Plan pursuant to Section 2.2.

3.3  ANNUAL COMPANY CONTRIBUTION AMOUNT.

               (a) For each Plan Year, an Employer may be required to credit amounts to a Participant's Company Contribution Account in accordance with employment or other agreements entered into between the Participant and the Employer. Such amounts shall be credited on the date or dates prescribed by such agreements, or if not provided in such agreements, such amounts shall be credited on a date or dates to be determined by the Committee in its sole discretion.

               (b) For each Plan Year, the Employer shall credit to a Participant's Company Contribution Account an amount equal to the Participant's Retirement Compensation in excess of the Threshold. The Annual Company Contribution Amount described in this Section 3.3(b) if any, shall be credited on the last day of the first calendar month following the Service Period to which such amount relates, as determined by the Committee in its sole discretion.

3.4  VESTING.

               (a) A Participant shall vest in the Annual Company Contribution Amount described in Section 3.3(a) plus amounts credited or debited on such amounts (pursuant

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

to Section 3.6), in accordance with the vesting schedule(s) set forth in his or her Participation Agreement, employment agreement or any other agreement entered into between the Participant and his or her Employer. If not addressed in such agreements, a Participant shall vest in such amounts in accordance with the schedule declared by the Committee in its sole discretion.

               (b) A Participant shall vest in his or her Long-Term Incentive Contribution Amounts and Annual Company Contributions described in Section 3.3(b), plus amounts credited or debited on such amounts (pursuant to Section 3.6), on the last day of the calendar month following the first (1st), second
(2nd) or third (3rd) anniversary of the Service Period to which such amounts relate, in accordance with the schedule set forth below; provided, however, the Participant must remain in continuous service as an Employee through the last day of the calendar month following the anniversary of the Service Period to which such amounts relate, in order to receive vesting credit for such Service Period. A new vesting schedule shall apply to each Long-Term Incentive Contribution Amount credited to the Participant's Long-Term Incentive Account and to each Annual Company Contribution described in Section 3.3(b) credited to the Participant's Company Contribution Account.

TIME ELAPSED AFTER THE END OF THE SERVICE
      PERIOD TO WHICH AMOUNTS RELATE        VESTED PERCENTAGE
-----------------------------------------   -----------------
             Less than 1 year                      None
     1 year or more, but less than 2                15%
     2 years or more, but less than 3               40%
             3 years or more                       100%

               (c) A Participant's Annual Deferral Amount may be either fully vested or unvested as specified by the Committee on the applicable Deferral Election Form. Unless otherwise specified by the Committee on the applicable Deferral Election Form, a Participant shall vest in his her unvested Annual Deferral Amounts, plus amounts credited or debited on such amounts (pursuant to Section 3.6), in accordance with Section 3.4(b).

3.5 EFFECT OF A PARTICIPANT'S COVERED TERMINATION, RETIREMENT, DEATH WHILE EMPLOYED BY AN EMPLOYER OR DISABILITY

               (a) Notwithstanding anything to the contrary contained in Section 3.4, in the event of a Participant's Covered Termination, or upon a Participant's death while employed by an Employer or Disability, any amounts which are not vested in accordance with Section 3.4, shall immediately become vested and nonforfeitable. Upon a Participant's Retirement, the Committee in its sole discretion may provide that any amounts that are not vested in accordance with Section 3.4 shall immediately become vested and nonforfeitable.

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

               (b) Notwithstanding subsection 3.5(a) above, upon a Participant's Covered Termination, the applicable vesting schedule for amounts described in
Section 3.3 shall not be accelerated to the extent that the Committee determines that such release and/or acceleration would cause a loss of an Employer's tax deductions associated with such amounts under section 280G of the Code. Pursuant to such a determination, the Participant may request independent verification of the Committee's calculations with respect to the application of section 280G. In such case, the Committee must provide to the Participant within ninety (90) days of such a request an opinion from a nationally recognized accounting firm selected by the Participant (the "Accounting Firm"). The opinion shall state the Accounting Firm's opinion that any limitation in the vested percentage and/or released percentage hereunder is necessary to avoid the limits of section 280G and contain supporting calculations. The cost of such opinion shall be paid for by the Company.

               (c) Section 3.5(b) shall not prevent the acceleration of the applicable vesting schedule for amounts described in Section 3.4, if such Participant is entitled to a "gross-up" payment, to eliminate the effect of the Code section 4999 excise tax, pursuant to his or her employment agreement or other agreement entered into between such Participant and the Employer.

3.6 CREDITING/DEBITING OF ACCOUNT BALANCES. Effective September 1, 2003, in accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

               (a) MEASUREMENT FUNDS.  Subject to the restrictions found in
Section 3.6(c) below, the Participant may elect one or more of the measurement funds selected by the Committee, in its sole discretion, which are based on certain mutual funds (the "Measurement Funds"), for the purpose of crediting or debiting additional amounts to his or her Account Balance. As necessary or desired within the Committee's discretion, the Committee may, in its sole discretion, discontinue, substitute or add a Measurement Fund. Each such action will take effect as of the first day of the first calendar quarter that begins at least thirty (30) days after the day on which the Committee gives Participants advance written notice of such change.

               (b) ELECTION OF MEASUREMENT FUNDS. Subject to the restrictions found in Section 3.6(c) below, a Participant, in connection with his or her initial enrollment in accordance with Section 2.2 above, shall elect, on the Investment Election Form, one or more Measurement Fund(s) (as described in
Section 3.6(a) above) to be used to determine the amounts to be credited or debited to his or her Account Balance. If a Participant does not elect any of the Measurement Funds as described in the previous sentence, the Participant's Account Balance shall automatically be allocated into the lowest-risk Measurement Fund, as determined by the Committee, in its sole discretion. Subject to the restrictions found in Section 3.6(c) below, the Participant may (but is not required to) elect, by submitting an Investment Election Form to the

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

Committee that is accepted by the Committee, to add or delete one or more Measurement Fund(s) to be used to determine the amounts to be credited or debited to his or her Account Balance, or to change the portion of his or her Account Balance allocated to each previously or newly elected Measurement Fund. If an election is made in accordance with the previous sentence, it shall apply as of the first business day of the month immediately following the date of the election, and shall continue thereafter for each subsequent day in which the Participant participates in the Plan, unless changed in accordance with the previous sentence.

               (c) FIXED RATE FUND OR OTHER SPECIAL MEASUREMENT FUND. If the Committee, in its sole discretion, adds a Fixed Rate Fund Measurement Fund or other special Measurement Fund to this Plan, the provisions this Section 3.6(c) shall apply. Prior to each Plan Year, the Committee shall, in its sole discretion, determine whether it (i) will allow allocations to and/or from the Fixed Rate Fund Measurement Fund or other special Measurement Fund, (ii) will require allocations to and/or from the Fixed Rate Fund Measurement Fund or other special Measurement Fund only upon advance written notification of a Participant's intended allocation, and (iii) will impose limits on the portion of a Participant's Account Balance that may be invested in the Fixed Rate Fund Measurement Fund or other special Measurement Fund, at any given time. In the event that the Committee imposes a limit on the portion of a Participant's Account Balance that may be invested in the Fixed Rate Fund Measurement Fund or other special Measurement Fund, the Committee may request that a Participant re-allocate his or her Account Balance among the other Measurement Funds; provided, however, if a Participant fails or refuses to re-allocate his or her Account Balance in accordance with the Committee's request, the Committee may re-allocate that portion of the Participant's Account Balance which is in excess of the limits imposed on the Fixed Rate Fund Measurement Fund or other special Measurement Fund, on a pro-rata basis, among the Measurement Funds to which the Participant's Account Balance is allocated.

               (d) PROPORTIONATE ALLOCATION. In making any election described in Section 3.6(b) above, the Participant shall specify on the Investment Election Form, in increments of one percent (1%), the percentage of his or her Account Balance to be allocated to a Measurement Fund (as if the Participant was making an investment in that Measurement Fund with that portion of his or her Account Balance).

               (e) CREDITING OR DEBITING METHOD. The performance of each Measurement Fund (either positive or negative) will be determined by the Committee, in its sole discretion on a daily basis based on the manner in which such Participant's Account Balance has been hypothetically allocated among the Measurement Funds by the Participant.

               (f) NO ACTUAL INVESTMENT. Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation of his or her Account Balance thereto, the calculation of additional amounts and the

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

crediting or debiting of such amounts to a Participant's Account Balance shall not be considered or construed in any manner as an actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Company or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the investments on which the Measurement Funds are based, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

3.7  FICA AND OTHER TAXES.

               (a) NONFORFEITABLE CONTRIBUTIONS. When any portion of a Participant's Account Balance becomes vested and nonforfeitable, the Participant's Employer(s) shall withhold from the Participant's cash compensation, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes. If necessary, the Committee may reduce the vested and nonforfeitable portion of the Participant's Account Balance Account, as applicable, in order to comply with this Section 3.7.

               (b) DISTRIBUTIONS. The Participant's Employer(s), or the trustee of the Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust.

                                    ARTICLE 4
          UNFORESEEABLE FINANCIAL EMERGENCIES; SCHEDULED DISTRIBUTIONS

4.1  WITHDRAWAL FOR UNFORESEEABLE FINANCIAL EMERGENCIES.

               (a) If the Participant experiences an Unforeseeable Financial Emergency during employment or after termination due to Disability or Retirement, the Participant may petition the Committee to receive a partial or full payout from the Plan. The Participant shall only receive a payout from the Plan to the extent such payout is deemed necessary by the Committee to satisfy the Participant's Unforeseeable Financial Emergency.

               (b) The payout shall not exceed the lesser of (i) the vested and nonforfeitable portion of the Participant's Account Balance, calculated as of the close of business on or around the date on which the amount becomes payable, as determined by the Committee in its sole discretion, or (ii) the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. Notwithstanding the foregoing, a Participant may not receive a payout from the Plan to the extent that the Unforeseeable Financial Emergency is or may be relieved (A) through reimbursement or compensation by insurance or otherwise, or
(B) by liquidation of the

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship.

               (c) If the Committee, in its sole discretion, approves a Participant's petition for payout, the Participant shall receive a payout from the Plan within sixty (60) days of the date of such approval.

4.2 SCHEDULED DISTRIBUTIONS. To the extent authorized by the Committee on a Distribution Election Form, a Participant may irrevocably elect to receive a distribution of all or a portion of his or her vested Annual Deferral Amount and/or vested Annual Company Contribution Amount (plus the associated investment earnings and losses credited to such amounts in accordance with Section 3.6) at a specified time or pursuant to a fixed schedule. A Participant must make his or her Scheduled Distribution Election (i) with respect to Annual Company Contribution Amounts, before the beginning of the Plan Year on which the Annual Company Contribution Amount is based, and (ii) with respect to Annual Deferral Amounts, at the same time the Participant submits his or her Deferral Election From for the Annual Deferral Amount in accordance with Section 3.1. Notwithstanding the preceding sentence, to the extent authorized by the Committee in a Distribution Election Form, a Participant may elect a Scheduled Distribution for all or part of the Participant's Account Balance provided the election is made on or before December 31, 2005. The Participant (or his or her Beneficiary) shall be paid the Scheduled Distribution in a lump sum within 60 days of time(s) specified on the Distribution Election Form.

                                    ARTICLE 5
                           COVERED TERMINATION BENEFIT

5.1 COVERED TERMINATION BENEFIT. A Participant will receive a Covered Termination Benefit if he or she experiences a Covered Termination prior to becoming eligible for the benefits provided in Articles 6, 7, 8 or 9 in accordance with the provisions of those Articles. The Covered Termination Benefit shall be equal to the Participant's Account Balance that is not subject to a Scheduled Distribution Election, calculated as of the close of business on or around the date on which the Participant experiences the Covered Termination, as determined by the Committee in its sole discretion.

5.2 PAYMENT OF CHANGE IN CONTROL BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, may elect on a Distribution Election Form to receive the Covered Termination Benefit in a lump sum or pursuant to a Semi-Monthly Installment Method over thirty-six
     (36) months. If a Participant does not make any election with respect to the payment of the Covered Termination Benefit, then such benefit shall be payable in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than sixty (60) days after the date on

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

     which the Participant experiences a Covered Termination, as determined by the Committee in its sole discretion, provided that if the Participant is a Key Employee, such payment(s) shall not commence until six months after the date on which the Participant experiences a Covered Termination. Remaining installments, if any, shall be paid no later than fifteen (15) days after the preceding installment payment.

                                    ARTICLE 6
                               RETIREMENT BENEFIT

6.1 RETIREMENT BENEFIT. A Participant who Retires shall receive, as a Retirement Benefit, his or her vested and nonforfeitable portion of the Account Balance that is not subject to a Scheduled Distribution Election, calculated as of the close of business on or as soon as administratively feasible following the date on which the Participant Retires, as determined by the Committee in its sole discretion.

6.2 PAYMENT OF RETIREMENT BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on a Distribution Election Form to receive the Retirement Benefit in a lump sum or pursuant to a Semi-Monthly Installment Method of 60, 120 or 180 months. The Distribution Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit. If a Participant does not make any election with respect to the payment of the Retirement Benefit, then such benefit shall be payable in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than sixty (60) days after the date on which the Participant Retires, as determined by the Committee in its sole discretion, provided that if the Participant is a Key Employee, such payment(s) shall not commence until six months after the date on which the Participant Retires. Remaining installments, if any, shall be paid no later than fifteen (15) days after the preceding installment payment.

                                    ARTICLE 7
                               TERMINATION BENEFIT

7.1 TERMINATION BENEFIT. A Participant who experiences a Termination of Employment, as determined by the Committee in its sole discretion, shall receive a Termination Benefit, which shall be equal to the Participant's vested and nonforfeitable portion of the Account Balance that is not subject to a Scheduled Distribution Election,, calculated as of the close of business on or as soon as administratively feasible following the date on which the Participant experiences a Termination of Employment.

7.2 PAYMENT OF TERMINATION BENEFIT. The Termination Benefit shall be paid to the Participant in a lump sum payment no later than sixty (60) days after the date on which the Participant experiences the Termination of Employment, provided that if the

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

     Participant is a Key Employee, such payment shall not be made until six months after the date on which the Participant experiences a Termination of Employment.

                                    ARTICLE 8
                    CONTINUED ELIGIBILITY; DISABILITY BENEFIT

8.1 CONTINUED ELIGIBILITY. A Participant suffering a Disability shall, for benefit purposes under this Plan, continue to be considered to be employed and shall be eligible for the benefits provided for in Articles 4, 5, 6, 7, 8 or 9 in accordance with the provisions of those Articles. Notwithstanding the above, the Committee shall have the right to, in its sole and absolute discretion and for purposes of this Plan only, deem the Participant's employment to have terminated at any time after such Participant is determined to be suffering a Disability.

8.2 DEEMED TERMINATION OF EMPLOYMENT. If, in the Committee's discretion, the Disabled Participant's employment has terminated, and such Participant is not otherwise eligible to Retire, the Participant shall be deemed to have experienced a Termination of Employment for purposes of this Plan and will receive a Disability Benefit. The Disability Benefit shall be equal to his or her vested and unvested Account Balance that is not subject to a Scheduled Distribution Election,, calculated as of the close of business on or as soon as administratively feasible following the date on which the Disabled Participant is deemed to have experienced a Termination of Employment as determined by the Committee in its sole discretion. The Participant shall receive his or her Disability Benefit in a lump sum payment no later than sixty (60) days after the date on which the Committee deems the Disabled Participant to have experienced a Termination of Employment.

8.3 DEEMED RETIREMENT. If, in the Committee's discretion, the Disabled Participant's employment has terminated, and such Participant is otherwise eligible to Retire, the Participant shall be deemed to have Retired for purposes of this Plan and will receive a Disability Benefit. The Disability Benefit shall be equal to his or her vested and unvested Account Balance, calculated as of the close of business on or as soon as administratively feasible following the date on which the Participant is deemed to have Retired, as determined by the Committee in its sole discretion. The Participant shall receive his or her Disability Benefit in the same form in which such Participant elected to receive his or her Retirement Benefit. The lump sum payment shall be made, or installment payments shall commence, no later than sixty (60) days after the date on which the Disabled Participant is deemed to have Retired. Remaining installments, if any, shall be paid no later than fifteen (15) days after the preceding installment payment.

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

                                    ARTICLE 9
                                SURVIVOR BENEFIT

9.1 SURVIVOR BENEFIT. The Participant's Beneficiary(ies) shall receive a Survivor Benefit upon the Participant's death which will be equal to the Participant's vested and unvested Account Balance, calculated as of the close of business on or around the date of the Participant's death, as selected by the Committee in its sole discretion, if the Participant dies prior to (i) his or her Retirement, Covered Termination, Termination of Employment or Disability, or (ii) the complete distribution of Participant's Retirement Benefit, Change in Control Benefit or Disability Benefit, calculated as of the close of business on or around the date of the Participant's death, as selected by the Committee in its sole discretion.

9.2 PAYMENT OF SURVIVOR BENEFIT. The Survivor Benefit shall be paid to the Participant's Beneficiary(ies) in a lump sum payment no later than sixty
     (60) days after the date on which the Committee is provided with proof that is satisfactory to the Committee of the Participant's death.

                                   ARTICLE 10
                             BENEFICIARY DESIGNATION

10.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates. In the event any amount is payable under the Plan to a minor, payment shall not be made to the minor, but instead be paid (a) to that person's living parent(s) to act as custodian, (b) if that person's parents are then divorced, and one parent is the sole custodial parent, to such custodial parent, or (c) if no parent of that person is then living, to a custodian selected by the Committee to hold the funds for the minor under the Uniform Transfers of Gifts to Minors Act in effect in the jurisdiction in which the minor resides. If no parent is living and the Committee decides not to select another custodian to hold the funds for the minor, then payment shall be made to the duly appointed and currently acting guardian of the estate for the minor or, if no guardian of the estate for the minor is duly appointed and currently acting within 60 days after the date the amount becomes payable, payment shall be deposited with the court having jurisdiction over the estate of the minor.

10.2 BENEFICIARY DESIGNATION; CHANGE OF BENEFICIARY DESIGNATION. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

     the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

10.3 ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

10.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 10.1 and 10.2 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

10.5 DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

10.6 DISCHARGE OF OBLIGATIONS. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Participation Agreement shall terminate upon such full payment of benefits.

                                   ARTICLE 11
                                LEAVE OF ABSENCE

11.1 LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer to take a paid or unpaid leave of absence from the employment of the Employer, the Participant (i) shall continue to be considered eligible for the benefits provided in Articles 4, 5, 6, 7, 8 or 9 in accordance with the provisions of those Articles, including vesting of Long-Term Incentive Contribution Amounts and Annual Company Contributions unless otherwise determined by the Employer in granting the leave of absence, and (ii) shall not be eligible to receive future Annual Company Contributions described in
     Section 3.3(b).

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

                                   ARTICLE 12
                     TERMINATION, AMENDMENT OR MODIFICATION

12.1 TERMINATION. Although each Employer anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, each Employer reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of its participating Employees, by action of its board of directors. Upon the termination of the Plan with respect to any Employer, the Participation Agreements of the affected Participants who are employed by that Employer shall terminate, and their vested and nonforfeitable portion of their Account Balances shall be determined (i) as if they had experienced a Termination of Employment on the date of Plan termination if that date is before a Change in Control; (ii) as if they had experienced a Covered Termination on the date of Plan termination if that date is on or after a Change in control; or (iii) if Plan termination occurs after the date upon which a Participant was eligible to Retire, then with respect to that Participant as if he or she had Retired on the date of Plan termination. Such benefits shall be paid to the Participants as follows: (i) prior to a Change in Control, if the Plan is terminated with respect to all of its Participants, an Employer shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or pursuant to a Semi-Monthly Installment Method determined by the Committee of up to 180 months, with amounts credited and debited during the installment period as provided herein; or (ii) prior to a Change in Control, if the Plan is terminated with respect to less than all of its Participants, an Employer shall be required to pay such benefits in accordance with Articles 6, 7, 8 and 9; or (iii) after a Change in Control, if the Plan is terminated with respect to some or all of its Participants, the Employer shall be required to pay such benefits in accordance with Section 5.2. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any vested and nonforfeitable benefits under the Plan as of the date of termination; provided however, that the Employer shall have the right to accelerate installment payments without a premium or prepayment penalty by paying the vested and nonforfeitable portion of the Account Balance in a lump sum or pursuant to a Semi-Monthly Installment Method using fewer months (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule). If the Plan is terminated and a Participant would not otherwise be entitled to his or her entire Long-Term Incentive Account balance, the unvested portion(s) of the Participant's Long-Term Incentive Account balance shall become vested and be distributed to the Participant within sixty (60) days after the date on which such portion(s) would otherwise have become vested pursuant to
     Section 3.3(b) of the Plan had it not terminated; provided,

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

     however, the Participant must remain in continuous service as an Employee through such vesting date in order to receive a distribution of that portion.

12.2 AMENDMENT. Any Employer may, at any time, amend or modify the Plan in whole or in part with respect to that Employer by the action of its board of directors; provided, however, that: (i) no amendment or modification shall be effective to decrease or restrict the value of a Participant's vested and nonforfeitable portion of the Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification, and (ii) no amendment or modification of this Section 12.2 of the Plan shall be effective. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of vested and nonforfeitable under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the vested and nonforfeitable portion of the Account Balance in a lump sum or pursuant to an Semi-Monthly Installment Method using fewer months (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule). Nothing in this
     Section 12.2 shall prevent the Employer from amending or modifying the Plan at any time to preserve its intended tax consequences.

12.3 PARTICIPATION AGREEMENT. Despite the provisions of Sections 12.1 and 12.1 above, if a Participant's Participation Agreement contains benefits or limitations that are not addressed in this Plan document, the Employer may only amend or terminate such provisions with the written consent of the Participant. Notwithstanding the preceding sentence, an Employer may modify, amend or discontinue Annual Company Contributions described in
     Section 3.2(b) at any time for any reason.

12.4 EFFECT OF PAYMENT. The full payment of the Participant's vested and nonforfeitable portion of the Account Balance under Articles 4, 5, 6, 7, 8 or 9 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Participation Agreement shall terminate.

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

                                   ARTICLE 13
                                 ADMINISTRATION

13.1 COMMITTEE DUTIES. Except as otherwise provided in this Article 13, this Plan shall be administered by a Committee, which shall consist of the Chief Administrative Officer, Managing Director of Human Resources and Managing Director, President and Chief Executive Officer of Countrywide Securities Corporation. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

13.2 ADMINISTRATION UPON CHANGE IN CONTROL. For purposes of this Plan, the Committee shall be the "Administrator" at all times prior to the occurrence of a Change in Control. Within one-hundred and twenty (120) days following a Change in Control, an independent third party "Administrator" may be selected by the individual who, immediately prior to the Change in Control, was the Company's Chief Executive Officer or, if not so identified, the Company's highest ranking officer (the "Ex-CEO"), and approved by the Trustee. The Committee, as constituted prior to the Change in Control, shall continue to be the Administrator until the earlier of (i) the date on which such independent third party is selected and approved, or (ii) the expiration of the one-hundred and twenty (120) day period following the Change in Control. If an independent third party is not selected within one-hundred and twenty (120) days of such Change in Control, the Committee, as described in Section 13.1 above, shall be the Administrator. The Administrator shall have the discretionary power to determine all questions arising in connection with the administration of the Plan and the interpretation of the Plan and Trust including, but not limited to benefit entitlement determinations; provided, however, upon and after the occurrence of a Change in Control, the Administrator shall have no power to direct the investment of Plan or Trust assets or select any investment manager or custodial firm for the Plan or Trust. Upon and after the occurrence of a Change in Control, the Company must: (1) pay all reasonable administrative expenses and fees of the Administrator; (2) indemnify the Administrator against any costs, expenses and liabilities including, without limitation, attorney's fees and expenses arising in connection with the performance of the Administrator hereunder, except with respect to matters resulting from the gross negligence or willful misconduct of the Administrator or its employees or agents; and (3) supply full and timely information to the Administrator on all matters relating to the Plan, the Trust, the Participants and their Beneficiaries, the Account Balances of the Participants, the date and circumstances of the Retirement,

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

     Disability, Covered Termination, death or Termination of Employment of the Participants, and such other pertinent information as the Administrator may reasonably require. Upon and after a Change in Control, the Administrator may be terminated (and a replacement appointed) by the Trustee only with the approval of the Ex-CEO. Upon and after a Change in Control, the Administrator may not be terminated by the Company.

13.3 AGENTS. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

13.4 BINDING EFFECT OF DECISIONS. The decision or action of the Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

13.5 INDEMNITY OF COMMITTEE. All Employers shall indemnify and hold harmless the members of the Committee, any Employee to whom the duties of the Committee may be delegated, and the Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee, any of its members, any such Employee or the Administrator.

13.6 EMPLOYER INFORMATION. To enable the Committee and/or Administrator to perform its functions, the Company and each Employer shall supply full and timely information to the Committee and/or Administrator, as the case may be, on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, Covered Termination, death or Termination of Employment of its Participants, and such other pertinent information as the Committee or Administrator may reasonably require.

                                   ARTICLE 14
                          OTHER BENEFITS AND AGREEMENTS

14.1 COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided. For purpose of calculating "Bonus" under the Countrywide Financial Corporation Change in Control Severance Plan, any Long-Term Incentive Contribution Amount or Annual Company Contribution that is calculated based on services rendered in a specific calendar year shall be deemed to be a bonus paid or payable for such calendar year, even though such

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

     amounts may be contributed to the Plan and become vested and nonforfeitable in a later year.

                                   ARTICLE 15
                                CLAIMS PROCEDURES

15.1 PRESENTATION OF CLAIM. Any Participant, Beneficiary of a deceased Participant, or authorized representative of either of them (such person being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within sixty (60) days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

15.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within a reasonable time, but no later than ninety (90) days after receiving the claim. If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial ninety (90) day period. In no event shall such extension exceed a period of ninety (90) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. The Committee shall notify the Claimant in writing:

               (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

               (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

          (i) the specific reason(s) for the denial of the claim, or any part of it;

          (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

          (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary;

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

          (iv) an explanation of the claim review procedure set forth in Section
               15.3 below; and

          (v) a statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

15.3 REVIEW OF A DENIED CLAIM. On or before sixty (60) days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. The Claimant (or the Claimant's duly authorized representative):

               (a) may, upon request and free of charge, have reasonable access to, and copies of, all documents, records and other information relevant to the claim for benefits;

               (b) may submit written comments or other documents; and/or

               (c) may request a hearing, which the Committee, in its sole discretion, may grant.

15.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and no later than sixty (60) days after the Committee receives the Claimant's written request for a review of the denial of the claim. If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial sixty
     (60) day period. In no event shall such extension exceed a period of sixty
     (60) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. In rendering its decision, the Committee shall take into account all comments, documents, records and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

               (a) specific reasons for the decision;

               (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based;

               (c) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits; and

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

               (d) a statement of the Claimant's right to bring a civil action under ERISA Section 502(a).

15.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 15 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

                                   ARTICLE 16
                                      TRUST

16.1 ESTABLISHMENT OF THE TRUST. The Company shall establish a trust by a trust agreement with a third party, the trustee, (the "Trust"), and each Employer shall at least annually transfer over to the Trust such assets as the Employer determines, in its sole discretion, are necessary to provide, on a present value basis, for its respective future liabilities created with respect to the Annual Company Contribution Amounts and Long-Term Incentive Contribution Amounts, for such Employer's Participants for all periods prior to the transfer, as well as any debits and credits to the Participants' Account Balances for all periods prior to the transfer, taking into consideration the value of the assets in the trust at the time of the transfer.

16.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan and the Participation Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

16.3 DISTRIBUTIONS FROM THE TRUST. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan.

                                   ARTICLE 17
                                  MISCELLANEOUS

17.1 STATUS OF PLAN. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

17.2 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

     of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

17.3 EMPLOYER'S LIABILITY. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Participation Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Participation Agreement.

17.4 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

17.5 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer as an Employee, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

17.6 FURNISHING INFORMATION. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

17.7 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

17.8 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

17.9 GOVERNING LAW. The Plan is subject to and shall be construed and interpreted in accordance with ERISA. To the extent state laws are not preempted by ERISA or other federal laws, this Plan shall be subject to and construed and interpreted in accordance with the laws of the State of California without regard to its conflicts of laws principles.

17.10 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                    Countrywide Financial Corporation
                    Attn: Chief Administrative Officer
                    4500 Park Granada
                    Calabasas, CA 91302

     Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

     Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

17.11 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

17.12 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of interstate succession.

17.13 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

17.14 INCOMPETENT. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

     minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

17.15 COURT ORDER. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

17.16 DISTRIBUTION IN THE EVENT OF TAXATION.

               (a) IN GENERAL. If, for any reason, all or any portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the trustee of the Trust after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid vested and nonforfeitable portion of the Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

               (b) TRUST. If the Trust terminates in accordance with its terms and benefits are distributed from the Trust to a Participant in accordance therewith, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

17.17 INSURANCE. The Employers, on their own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.

COUNTRYWIDE FINANCIAL CORPORATION
Amended and Restated ERISA Nonqualified Pension Plan
Master Plan Document

17.18 LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL. The Company and each Employer is aware that upon the occurrence of a Change in Control, the Board or the board of directors of a Participant's Employer (which might then be composed of new members) or a shareholder of the Company or the Participant's Employer, or of any successor corporation might then cause or attempt to cause the Company, the Participant's Employer or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or the Participant's Employer to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, the Participant's Employer or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company, such Employer or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company and the Participant's Employer irrevocably authorize such Participant to retain counsel of his or her choice at the expense of the Company and the Participant's Employer (who shall be jointly and severally liable) to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, the Participant's Employer or any director, officer, shareholder or other person affiliated with the Company, the Participant's Employer or any successor thereto in any jurisdiction. In consideration of this right, each Participant shall hold the Company harmless from any loss or expense (including attorney's fees) that may arise if with respect to any litigation relating to this Plan (whether or not involving a Change in Control), the Participant unsuccessfully contests the applicability of ERISA to this Plan or commences an action relating to this Plan in state court.

IN WITNESS WHEREOF, the Company has signed this Plan document as of December 29, 2004.

                                        "Company"
                                        Countrywide Financial Corporation, a
                                        Delaware corporation


                                        By: /s/ Marshall Gates
                                            ------------------------------------
                                        Title: Senior Managing Director and
                                               Chief Administrative Officer